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                                                                   EXHIBIT 10(o)



                              SECOND AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 7th day of March, 1997, by and among PLAINS RESOURCES INC., a Delaware corporation (the "Company"), ING (U.S.) CAPITAL CORPORATION, f/k/a Internationale Nederlanden (U.S.) Capital Corporation, as Agent ("Agent"), and the Lenders under the Original Agreement (as defined herein).

                              W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of April 11, 1996, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated December 16, 1996 (as amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                   ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Second Amendment to Third Amended and Restated Credit Agreement.

          "Amendment Documents" means this Amendment, the Renewal Notes, and the Mortgage Amendments described in Section 3.1(iv)(A) hereof.

          "Credit Agreement" means the Original Agreement as amended hereby.

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          "Original Notes" means the "Notes" referred to and defined as such in the Original Agreement.

          "Renewal Notes" has the meaning given it in Section 3.1(iii).

                           ARTICLE II. -- Amendments

     (S) 2.1   Definitions.  The definitions of "Commitment", "Majority
Lenders", "Percentage Share", "Quarterly Date" and "Revolving Credit Termination Date" set forth in Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:

          "Commitment" shall mean the obligation of Lenders to make Loans in an aggregate amount at any one time outstanding up to but not exceeding $165,000,000, as the same may be reduced at any time or from time to time pursuant to Sections 2.03(a), (b) or (c).

          "Majority Lenders" shall mean Lenders having Percentage Shares equal to sixty-six and two-thirds percent (66 2/3%).

          "Percentage Share" shall mean, with respect to any Lender (a) when used in Section 2.01 or when no Loans are outstanding hereunder, the percentage set forth opposite such Lender's name on the Lender Schedule attached to this Agreement, as from time to time amended or supplemented, or with respect to a Person who shall become a Lender after the date of this Agreement, the percentage of the Commitment and Loans assigned to and assumed by such Lender, as set forth in the assignment made pursuant to
     Section 11.06(b), and (b) when used otherwise, the percentage equal to the unpaid principal balance of such Lender's Loans at the time in question divided by the aggregate unpaid principal balance of all Loans at such time.

          "Quarterly Dates" shall mean the first Business Day of April, July, October and January in each year, the first of which shall be April 1, 1997.

          "Revolving Credit Termination Date" shall mean the earlier of (a) July 1, 1999 and (b) the date on which the Commitment is reduced to zero or terminated pursuant to Section 2.03 hereof.

     (S) 2.2   Commitment Fee.  The reference to "a rate per annum equal to one-
half of one percent (0.5%)" in the first sentence of Section 2.04(a) of the Original Agreement is hereby amended to refer instead to "a rate per annum equal to three-eighths of one percent (0.375%)".

     (S) 2.3   Repayment of Term Loans.  Section 3.01(b) of the Original
Agreement is hereby amended in its entirety to read as follows:

          (b) The Company will repay the principal of the Term Loans in twenty installments payable on each Quarterly Date beginning October 1, 1999, with the final installment being due and payable on or before July 1, 2004.
     Each such installment shall

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     be equal to one-twentieth of the original principal amount of the Term
     Loans as of the Revolving Credit Termination Date. In any event all unpaid principal and interest shall be due and payable in full on the final maturity of July 1, 2004. As set forth in Section 2.07(c), all optional and mandatory prepayments made on the Term Loans shall be applied to the scheduled installments in inverse order of their maturity.

     (S) 2.4. Indebtedness. Section 8.09(a) of the Original Agreement is hereby amended in its entirety to read as follows:

          (a) the Obligations;

     (S) 2.5. Amendments. Section 11.04 of the Original Agreement is hereby amended in its entirety to read as follows:

          11.04 Amendments, Etc. No amendment, modification or waiver of any provision of this Agreement shall be valid or effective against any party hereto unless the same is in writing and signed by (a) if such party is the Company, by the Company, (b) if such party is Agent, by Agent, and (c) if such party is a Lender, by Majority Lenders; provided, notwithstanding the foregoing or anything to the contrary herein, no such amendment, modification or waiver shall be valid or effective against any Lender (unless signed by such Lender) which would: (i) increase the Commitment of such Lender or subject such Lender to any additional obligations, (ii) reduce any fees hereunder, or the principal of, or interest on, such Lender's Note, (iii) postpone any date fixed for any payment of any such fees, principal or interest, (iv) amend the definition herein of "Majority Lenders" or otherwise change the aggregate amount of Percentage Shares which is required for Agent, Lenders or any of them to take any particular action under the Loan Documents, or (v) release the Company from its obligation to pay such Lender's Note or any Guarantor from its guaranty of such payment; provided, further, in clarification of the foregoing, Majority Lenders may increase the aggregate Commitment of all Lenders (pursuant to an increase in such Majority Lenders' individual Commitments), provided that no individual Lender's Commitment may be increased in connection with any such increase in the aggregate Commitment without such individual Lender's consent as set forth in clause (i) above.

     (S) 2.6. Lender Schedule. The Original Agreement is hereby amended by adding a Lender Schedule immediately following the signature pages thereof in the form of the Lender Schedule attached hereto.

     (S) 2.7. Borrowing Base. Lenders hereby designate the Borrowing Base as $165,000,000, effective for the period beginning on the date hereof, and continuing until but not including the next date as of which the Borrowing Base is redetermined.

     (S) 2.8. Florida Mortgaged Property. Each Lender hereby acknowledges and agrees that at the request of Borrower the Sixth Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Financing Statement and Fixture Filing described in Section 3.1(iv)(A)(i) hereof provides that the indebtedness secured by properties located in the State of Florida shall be limited to the amount of $125,000,000.

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                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and each Lender, (ii) the Company shall have paid to Agent for the account of each Lender according to its Percentage Share a facility increase fee in the aggregate amount of $100,000, (iii) the Company shall have issued and delivered to each Lender a promissory note with appropriate insertions in the form attached hereto as Exhibit A payable to the order of such Lender on or before July 1, 2004 (collectively, the "Renewal Notes"), duly executed on behalf of the Company, dated the date hereof, and expressly renewing, extending and increasing, but not novating or extinguishing, such Lender's Original Note, and
(iv) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

          (A) Mortgage Amendments. (i) That certain Sixth Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Financing Statement and Fixture Filing of even date herewith by Calumet, Stocker, the Company and Agent, for the benefit of Lenders, amending that certain Deed of Trust, Mortgage, Assignment, Security Agreement and Fixture Filing dated February 11, 1994 by Calumet Florida, Inc., Stocker Resources, L.P., the Company and Plains Resources Utah Inc. in favor of Agent for the benefit of Lenders, as heretofore amended, and (ii) that certain Second Amendment to Mortgage, Assignment, Security Agreement, Financing Statement and Fixture Filing of even date herewith by Plains Illinois and Agent, for the benefit of Lenders, amending that certain Mortgage, Assignment, Security Agreement and Fixture Filing dated March 19, 1996 by Plains Illinois Inc. in favor of Agent for the benefit of Lenders, as heretofore amended.

          (B) Opinions of Counsel for the Company. A written opinion of (I) Michael Patterson, Esq., counsel for the Company, dated as of the date of this Amendment, addressed to Agent and Lenders, to the effect that the Amendment Documents have been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors, and (II) Fulbright & Jaworski, L.L.P., counsel for the Company, dated as of the date of this Amendment, addressed to Agent and Lenders, to the effect that the Credit Agreement and the Notes constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity) and that the New York choice of law provisions contained therein are enforceable under Texas law.

          (C) Officer's Certificate. A certificate of a duly authorized officer of the Company to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof.

          (D) Supporting Documents. (I) A certificate of the Secretary of the Company dated the date of this Amendment certifying that attached thereto is a true and complete

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     copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of the Amendment Documents and certifying the names and true signatures of the officers of the Company authorized to sign the Amendment Documents and (II) such supporting documents as Agent may reasonably request.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of the Company. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, subject to the amendment of certain of the Schedules to the Credit Agreement as attached hereto.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

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          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2. Ratification of Security Documents. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4. Basic Documents. This Amendment and each of the other Amendment Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

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     (S) 5.5.  GOVERNING LAW.  THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6. Counterparts. This Amendment and each of the other Amendment Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                              PLAINS RESOURCES INC.


                              By:/s/ Phillip D. Kramer
                                 ------------------------------------------
                                 Phillip D. Kramer
                                 Vice President and Chief Financial Officer


                              ING (U.S.) CAPITAL CORPORATION,
                              f/k/a Internationale Nederlanden (U.S.) Capital Corporation, individually as a Lender and as Agent


                              By: /s/ Christopher R. Wagner
                                 ------------------------------------------
                                 Christopher R. Wagner, Vice President


                              THE FIRST NATIONAL BANK OF BOSTON, Lender


                              By: /s/ Christopher Holmgren
                                 ------------------------------------------
                                 Name: Christopher Holmgren
                                 Title:    Director

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                              DEN NORSKE BANK ASA, Lender



                              By:  /s/ Byron L. Cooley
                                 -----------------------------------------
                                 Name Byron L. Cooley
                                 Title: Senior Vice President


                              By:  /s/ Morten Bjornsen
                                 -----------------------------------------
                                 Name: Morten Bjornsen
                                 Title: Senior Vice President


                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION
                              (f/k/a First Interstate Bank of Texas, N.A.),
                              Lender


                              By:  /s/ Ann M. Rhoads
                                 ------------------------------------------
                                 Ann M. Rhoads, Vice President


                              TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION, Lender


                              By: /s/ Scott H. Richardson
                                 --------------------------------------------
                                 Name: Scott H. Richardson
                                 Title: Vice President


                              COMERICA BANK-TEXAS, Lender


                              By:  /s/ James Kimble
                                 -------------------------------------------
                                 Name:James Kimble
                                 Title:  Energy Banking Officer

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                             CONSENT AND AGREEMENT

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated April 11, 1996 made by it for the benefit of Agent and Lenders, and (iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect. Each of the undersigned hereby further agrees that any obligation of the Company arising pursuant to Section 2.10 of the Credit Agreement shall constitute "Obligations" under the Guaranty.

                         PLAINS MARKETING & TRANSPORTATION INC.
                         PLAINS RESOURCES INTERNATIONAL INC.
                         PLAINS TERMINAL & TRANSFER CORPORATION
                         PLX CRUDE LINES INC.
                         STOCKER RESOURCES, INC.
                         PLX INGLESIDE INC.
                         CALUMET FLORIDA, INC.
                         PLAINS ILLINOIS INC.


                         By: /s/ Phillip D. Kramer
                            ---------------------------------------------
                            Phillip D. Kramer, Vice President


                         STOCKER RESOURCES, L.P.

                         By:  Stocker Resources, Inc.,
                               its General Partner


                         By:   /s/ Phillip D. Kramer
                            --------------------------------------------
                               Phillip D. Kramer, Vice President

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